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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

Helmerich & Payne, Inc.

Subsidiaries of Helmerich & Payne, Inc.
    Helmerich & Payne International Drilling Co. (Incorporated in
          Delaware)

    Subsidiaries of Helmerich & Payne International Drilling Co.
          Helmerich & Payne (Africa) Drilling Co. (Incorporated
                   in Cayman Islands, British West Indies)
          Helmerich & Payne (Colombia) Drilling Co. (Incorporated
                   in Oklahoma)
          Helmerich & Payne (Gabon) Drilling Co. (Incorporated in
                   Cayman Islands, British West Indies)
          Helmerich & Payne (Argentina) Drilling Co. (Incorporated
                   in Oklahoma)
          Helmerich & Payne (Peru) Drilling Co. (Incorporated in
                   Oklahoma)
          Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru,
                   Lima (Lima Branch - Incorporated in Peru)
          Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru
                   (Iquitos Branch - Incorporated in Peru)
          Helmerich & Payne (Australia) Drilling Co. (Incorporated
                   in Oklahoma)
          Helmerich & Payne del Ecuador, Inc. (Incorporated in
                   Oklahoma)
          Helmerich & Payne de Venezuela, C.A. (Incorporated in
                   Venezuela)
          Helmerich & Payne Rasco, Inc. (Incorporated in Oklahoma)
          H&P Finco (Incorporated in Cayman Islands, British
                   West Indies)
          H&P Invest Ltd. (Incorporated in Cayman Islands), British
                   West Indies, doing business as H&P (Yemen) Drilling Co.

                   Subsidiary of H&P Invest Ltd.
                           Turrum Pty. Ltd. (Incorporated in Papua, New Guinea)

          The Hardware Store of Utica Square, Inc. (Incorporated in Oklahoma) The Space Center, Inc. (Incorporated in Oklahoma)
          H&P DISC, Inc. (Incorporated in Oklahoma)
          Helmerich & Payne Coal Co. (Incorporated in Oklahoma)
          Helmerich & Payne Properties, Inc. (Incorporated in Oklahoma)
          Utica Square Shopping Center, Inc. (Incorporated in Oklahoma)

                   Subsidiaries of Utica Square Shopping Center, Inc.
                           Fishercorp, Inc. (Incorporated in Oklahoma)